 AXS 2X Innovation ETF

(Ticker Symbol: TARK)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated November 25, 2022, to the

Prospectus and Statement of Additional Information (“SAI”), each dated April 13, 2022,

and the Summary Prospectus dated May 3, 2022.

On November 15, 2022, the Board of Trustees of the Trust approved, based on the recommendation of AXS Investments LLC, the investment advisor to the AXS 2X Innovation ETF (the “Fund”), a reverse split of the issued and outstanding shares of the Fund.

After the close of trading on the Nasdaq (the “Exchange”) on or about November 30, 2022, the Fund will affect a 1-for-5 reverse split of its issued and outstanding shares. Shares of the Fund will begin trading on the Exchange on a split-adjusted basis on or about December 1, 2022.

As a result of this reverse split, every 5 shares of the Fund will be exchanged for one share of the Fund. Accordingly, the total number of issued and outstanding shares of the Fund will decrease by approximately 80%. In addition, the per share net asset value (“NAV”) and next day’s opening market price will increase approximately 5 times for the Fund. The reverse split will not change the total value of a shareholder’s investment, except with respect to the redemption of fractional shares as described below. The table below provides a simplified illustration of the effect of a hypothetical 1-for-5 reverse split (actual NAV, shares and total market value may vary):

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-reverse split	100	$10	$1,000
Post-reverse split	20	$50	$1,000

The reverse split may result in a shareholder holding a fractional share of the Fund. However, fractional shares cannot trade on the Exchange. Depending on the policies of a shareholder’s broker, shareholders who otherwise would be entitled to receive fractional shares may instead receive an amount of cash equivalent to the value of a fraction of one share to which such holder would otherwise be entitled. Please consult your broker about its policies regarding fractional shares. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split is not expected to result in a taxable transaction for Fund shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for the redemption of fractional shares.

For additional information regarding the reverse split, shareholders may call the Fund at 1-866-984-2510.

Please file this Supplement with your records.